UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2016

U.S. Rare Earth Minerals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-154912	26-2797630
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

23 South Sixth, Panaca, Nevada	89042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-920-7507

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

The Board of Directors, on July 23, 2016, accepted the resignation of President and Director Michael Herod.

On July 23, 2016, the Board of Directors of the Company elected Quincy Farber President and Chief Executive Officer of the Company.

Director Quincy Farber was appointed to the Board of Directors on May 18, 2016. He is owner of Quincy Bag Company, Inc. in Dubuque, IA (www.quincybag.com). Quincy Bag Company Inc. supplies new & reconditioned FIBCs (bulk bags), woven polypropylene, multi-wall paper, BOPP, burlap, and sandbags to companies in various industries from agriculture and manufacturing to home and garden.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTH MINERALS, INC.

Dated: July 26, 2016	By:	/s/ D. Quincy Farber
D. Quincy Farber President and Director

July 26, 2016

	By:	/s/ Donita Kendig
Donita Kendig Chief Financial Officer and Director

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